UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2009

IR BioSciences Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	033-05384	13-3301899
(State or other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

8767 E. Via De Ventura, Suite 190
Scottsdale, Arizona 85258
(Address of Registrant's Principal Executive Offices) (Zip Code)

(480) 922-3926
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items in Form 8-K

Item 1.01.              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 17,  2009, ImmuneRegen BioSciences, Inc., a wholly-owned subsidiary of IR BioSciences Holdings, Inc., (the “Company”) agreed to an amendment (the “Amendment”) to its two (2) year lease agreement with Bay Colony Executive Center-West, a division of BC Management Company, Inc. pursuant to which the Company leased approximately 3,322 square feet of office space from November 1, 2007 to serve as the Company’s corporate headquarters which are located at 8767 E. Via de Ventura, Suite 190, Scottsdale, Arizona 85258.  The Amendment, effective April 1, 2009, relocates the Company’s headquarters to a 1,943 square foot suite within the Bay Colony Executive Center located at 8777 E. Via de Ventura, Suite 280, Scottsdale, Arizona 85258 and extends the Company’s current lease obligation of its office lease term to 48 months ending March 31, 2013.

The Company’s minimum monthly rent expense under the Amendment is $3,400.25 plus tax per month in the first year starting June 1, 2009 and will increase to $3,665.79 plus tax per month in the second year, $3,749.99 plus tax in the third year and $3,845.52 plus tax in the fourth year.  In addition, as per the Amendment, the Company will be charged no rent for April and May 2009.  The Company will also be responsible for its proportionate share, which is established to be 4.4%, of the direct operating and maintenance expenses of the building and real estate taxes assessed or imposed on the building.  All other terms and conditions of the original lease dated October 1, 2007, as filed on Form 8-K on October 30, 2007, and all exhibits thereto shall remain in full force and effect

The Company believes that its facilities are adequate for its current needs and suitable additional space will be available in the future to replace existing facilities, if necessary, or to accommodate expansion of its operations.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit	Description
10.1
Amendment for an Extension to Lease Term and to Relocate to Suite 280 at the Bay Colony Executive Center - East dated March 17, 2009 by and between IR BioSciences Holdings, Inc. and Bay Colony Executive Center-West, a division of BC Management Company, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IR BIOSCIENCES HOLDINGS, INC.

Dated: March 19, 2007	By:	/s/ Michael K Wilhelm
Michael K Wilhelm,
President and CEO

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EXHIBIT INDEX

Exhibit	Description
10.1*
Amendment for an Extension to Lease Term and to Relocate to Suite 280 at the Bay Colony Executive Center - East dated March 17, 2009 by and between IR BioSciences Holdings, Inc. and Bay Colony Executive Center-West, a division of BC Management Company, Inc.

*Filed herewith

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